SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 23, 2004

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (303) 222-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                   Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description of Exhibit

99.1	Gaiam, Inc. press release dated July 23, 2004.

Item 12.                 Results from Operations and Financial Condition

On July 23, 2004, Gaiam, Inc. issued a press release announcing its preliminary results for the fiscal quarter ended June 30, 2004.  A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed as “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set for by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ Janet Mathews
Janet Mathews, Chief Financial Officer

Date:  July 23, 2004

Exhibit Index

99.1	Press release dated July 23, 2004 issued by Gaiam, Inc.